UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              333-76630                                                                                65-1146821

(Commission File Number)                                             (I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas                                              78258

(Address of principal executive offices)                                                          (Zip Code)

                                                            (210) 233-8980

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

On or about June 27, 2016, Competitive Companies, Inc., a Nevada corporation, and its subsidiaries (collectively, the "Company") engaged Akin, Doherty, Klein & Feuge, P.C. ("New Accountant") to audit and review the Company's consolidated financial statements for the fiscal year ending December 31, 2016.  The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Padgett Stratemann & Co., L.L.P. (the "Former Accountant").

The Former Accountant was dismissed effective June 27, 2016.  The Former Accountant's reports on the Company's consolidated financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern emphasis of matter paragraph contained in its audit report for the fiscal years ending December 31, 2014 and 2015.  The decision to change accountants was recommended and approved by the Company's Board of Directors.  During the fiscal years ended December 31, 2014 and December 31, 2015 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The New Accountant was engaged effective June 27, 2016.  The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant.  A letter from the Former Accountant addressed to the Securities and Exchange Commission was requested by the Company and is attached to this Report as Exhibit 9(d)(16).

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)        Exhibits

16.        Letter from Padgett Stratemann & Co., L.L.P., dated June 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPETITIVE COMPANIES, INC.

(Registrant)

Date: June 28, 2016

/s/ William H. Gray

William H. Gray, Chief Executive Officer